                                                                    EXHIBIT 10.1

                         CONSENT AND FOURTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

         This CONSENT AND FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of October 29, 2004 (this "Amendment"), is by and among (a) Century Aluminum Company, a Delaware corporation ("Century Aluminum"), Berkeley Aluminum, Inc., a Delaware corporation ("Berkeley"), Century Aluminum of West Virginia, Inc., a Delaware corporation ("Century WV"), Century Kentucky, Inc., a Delaware corporation ("Century K"), Metalsco, Ltd., a Georgia company ("Metalsco") and NSA Ltd., a Kentucky limited partnership ("NSA" and, together with Century Aluminum, Berkeley, Century WV, Century K and Metalsco, collectively, the "Borrowers" and each individually a "Borrower"), (b) the lending institutions which are or may become parties to the Credit Agreement (as defined below) from time to time (collectively, the "Lenders") and (c) Fleet Capital Corporation as agent ("Agent") for the Lenders. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement referred to below.

         WHEREAS, the Borrowers, the Lenders and the Agent are parties to a Revolving Credit Agreement, dated as of April 2, 2001, as amended by the Consent and First Amendment to Revolving Credit Agreement, dated as of March 12, 2003 (the "First Amendment"), as further amended by the Consent and Second Amendment to Revolving Credit Agreement, dated as of March 31, 2003 (the "Second Amendment"), and as further amended by the Consent and Third Amendment to Revolving Credit Agreement, dated as of August 4, 2004 (the "Third Amendment") (as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have committed to make loans or otherwise extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

         WHEREAS, from time to time after the date hereof, Century Aluminum (directly or indirectly) intends to contribute or lend up to $75 million in the aggregate to the Nordural Acquisition Subsidiary (or directly to Nordural) to finance a planned expansion by Nordural and to provide working capital to Nordural (the "Supplemental Nordural Investment"), which Supplemental Nordural Investment shall be in addition to the Nordural Investment (as defined in the Second Amendment) and the Additional Nordural Investment (as defined in the Third Amendment).

         WHEREAS, under the Credit Agreement, the Supplemental Nordural Investment is not permitted.

         WHEREAS, in accordance with the terms hereof, the Lenders and the Agent have agreed to consent to the Supplemental Nordural Investment and modify certain other provisions of the Credit Agreement in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:
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         SECTION 1. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions to such Section 1.1 in the appropriate alphabetical order:

                  "Bank Product Obligations. Every obligation of each Borrower or its Subsidiaries under and in respect of any one or more of the following types of services or facilities extended to such Borrower or such Subsidiary by the Agent, any Lender or any Affiliate of the Agent or any Lender: (i) credit and purchase cards, (ii) cash management or related services including the automatic clearing house transfer of funds for the account of such Borrower pursuant to agreement or overdraft and (iii) cash management, including controlled disbursement services."

                  (b) The definition of "Loan Documents" in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to "any interest rate protection agreement between any Borrower and a Lender evidencing Derivative Obligations" immediately before the period in such definition and substituting the words "any agreement or document between any Borrower and a Lender or an Affiliate of any Lender evidencing Derivative Obligations or Bank Product Obligations" in lieu thereof.

                  (c) The definition of "Obligations" is hereby amended by deleting such definition in its entirety and substituting the following definition in lieu thereof:

                  "Obligations. All indebtedness, obligations and liabilities of the Borrowers and their Subsidiaries to any of the Lenders, the Issuing Bank and the Agent, individually or collectively, or any of their Affiliates existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit, any Derivative Obligations with any of the Lenders, any Bank Product Obligations with any of the Lenders, the Agent or any of their Affiliates or other instruments at any time evidencing any thereof."

         SECTION 2. AMENDMENT TO SECTION 13.4 OF THE CREDIT AGREEMENT.

                  (a) Section 13.4(b) of the Credit Agreement is hereby amended by deleting each reference to the parenthetical "(other than Derivative Obligations)" in such Section and substituting the parenthetical "(other than Derivative Obligations and Bank Product Obligations)" in lieu thereof.

                  (b) Section 13.4(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following new
Section 13.4(c) in lieu thereof:

                  "(c) Third, to the Obligations which are Derivative Obligations and/or Bank Product Obligations, pro rata among the Lenders or their Affiliates, as the case may be, who are participants in such Derivative Obligations or such Bank Product Obligations;"

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         SECTION 3. CONSENT TO TRANSACTIONS. The Borrowers have requested that the Agent and the Lenders consent to the Supplemental Nordural Investment. Notwithstanding the provisions of Section 9.3 of the Credit Agreement which might limit or prohibit the Borrowers' ability to make the Supplemental Nordural Investment, the Agent and the Lenders hereby consent to the Supplemental Nordural Investment; provided that (A) the amount of the Supplemental Nordural Investment shall not exceed $75 million in the aggregate, (B) at the time of any advance of the Supplemental Nordural Investment, no Default or Event of Default has occurred and is continuing or would result therefrom, and (C) at the time of any advance of the Supplemental Nordural Investment, after giving effect to such advance, the Borrowing Availability shall not be less than $50 million.

         SECTION 4. APPLICATION OF SECTION 10.1 OF THE CREDIT AGREEMENT. For the avoidance of doubt, the Agent and the Lenders confirm and agree that the Supplemental Nordural Investment will not be considered to be a Capital Expenditure which would otherwise be restricted under the terms of Section 10.1 of the Credit Agreement.

         SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective at such time as the Agent shall have received (i) a counterpart signatuRe page to this Amendment duly executed and delivered by each of the Borrowers and the Majority Lenders and (ii) payment from the Borrowers, for the account of each Lender which returns an executed counterpart signature page to this Amendment to the Agent on or prior to 5:00pm (Chicago time) on December 24, 2004, of an amendment fee equal to $5,000 for each such Lender.

         SECTION 6. AFFIRMATION OF THE BORROWERS. Each of the Borrowers hereby affirms all of its Obligations under the Credit Agreement (as amended hereby) aNd under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Lenders such Loans and other amounts as may be due under the Credit Agreement (as amended hereby) and the other Loan Documents.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders and the Agent as follows:

                  (a) Representations and Warranties. Each of the representations and warranties contained in Section 7 of the Credit Agreement were true and correct in all material respects when made, and, after giving effect to this Amendment, are true and correct in all material respects on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement (as amended hereby) and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate do not result in a Material Adverse Effect and to the extent that such representations and warranties relate specifically to a prior date.

                  (b) Enforceability. The execution and delivery by each of the Borrowers of this Amendment, and the performance by each of the Borrowers of this Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of such Borrower and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, constitute valid and legally binding obligations of each of the Borrowers, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

                  (c) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will result from the execution, delivery and performance by each of the Borrowers of this Amendment or from the consummation of the transactions contemplated herein.

         SECTION 8. NO AMENDMENTS, ETC. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the otHer Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, are hereby ratified and confirmed by each of the Borrowers and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of any of the Borrowers or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or the Lenders to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

         SECTION 9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each Of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 10. GOVERNING LAW. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflict of laws, other than Section 5-1401 of the New York General Obligations Law).

         SECTION 11. MISCELLANEOUS. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         SECTION 12. FEES AND EXPENSES. Each of the Borrowers agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expensEs incurred or sustained by the Agent in connection with the preparation of this Amendment, including reasonable legal fees.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                                      CENTURY ALUMINUM COMPANY

                             By:      /s/ Daniel J. Krofcheck
                                      ------------------------------------------
                                      Name: Daniel J. Krofcheck
                                      Title: VP and Treasurer


                                      CENTURY ALUMINUM OF WEST VIRGINIA, INC.


                             By:      /s/ Daniel J. Krofcheck
                                      ------------------------------------------
                                      Name: Daniel J. Krofcheck
                                      Title: VP and Treasurer


                                      BERKELEY ALUMINUM, INC.

                             By:      /s/ Daniel J. Krofcheck
                                      ------------------------------------------
                                      Name: Daniel J. Krofcheck
                                      Title: VP and Treasurer


                                      CENTURY KENTUCKY, INC.

                             By:      /s/ Daniel J. Krofcheck
                                      ------------------------------------------
                                      Name: Daniel J. Krofcheck
                                      Title: VP and Treasurer


                                      METALSCO, LTD.

                             By:      /s/ Daniel J. Krofcheck
                                      ------------------------------------------
                                      Name: Daniel J. Krofcheck
                                      Title: VP and Treasurer

                                      NSA, LTD., BY METALSCO, LTD., ITS GENERAL
                                      PARTNER

                             By:      /s/ Daniel J. Krofcheck
                                      ------------------------------------------
                                      Name: Daniel J. Krofcheck
                                      Title: VP and Treasurer

                                      FLEET CAPITAL CORPORATION,
                                      individually and as Agent


                             By:      /s/ Robert J. Lund
                                      ------------------------------------------
                                      Name: Robert J. Lund
                                      Title: Senior Vice President

                                      THE CIT GROUP/BUSINESS CREDIT, INC.


                             By:      /s/ Juan R. Ramirez
                                      ------------------------------------------
                                      Name: Juan R. Ramirez
                                      Title: Assistant Vice President

                             CONGRESS FINANCIAL CORPORATION

                             By:      /s/ Gerard C. Wordell
                                      ------------------------------------------
                                      Name: Gerard C. Wordell
                                      Title: Vice President

                                      LASALLE BUSINESS CREDIT, LLC

                             By:      /s/ Bent Hammeleff
                                      ------------------------------------------
                                      Name: Bent Hammeleff
                                      Title: Vice President

                                      GE BUSINESS CAPITAL CORPORATION (FORMERLY
                                      KNOWN AS, TRANSAMERICA BUSINESS CAPITAL
                                      CORPORATION)

                             By:      /s/ Matthew N. McAlpine
                                      ------------------------------------------
                                      Name: Matthew N. McAlpine
                                      Title: Duly Authorized Signatory

                             CREDIT SUISSE FIRST BOSTON
                             ACTING THROUGH ITS NEW YORK BRANCH

                             By:      /s/ Alain Daoust
                                      ------------------------------------------
                                      Name: Alain Daoust
                                      Title: Director

                             By:      /s/ Peter Chauvin
                                      ------------------------------------------
                                      Name: Peter Chauvin
                                      Title: Vice President

                                      CITIZENS BUSINESS CREDIT COMPANY, a
                                      Division of Citizens Leasing, Inc., a
                                      Massachusetts Corporation

                             By:      /s/ Paul A. Rebholz
                                      ------------------------------------------
                                      Name: Paul A. Rebholz
                                      Title: Vice President

         Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing Amendment and agrees that the Guarantee, dated as of April 2, 2001, in favor of the Agent and the Lenders remains in full force and effect and each Guarantor ratifies and confirms all of its obligations thereunder.



SKYLINER, INC.


/s/ Daniel J. Krofcheck
------------------------------------------
Name: Daniel J. Krofcheck
Title: VP and Treasurer



VIRGIN ISLANDS ALUMINA
CORPORATION LLC


/s/ Daniel J. Krofcheck
------------------------------------------
Name: Daniel J. Krofcheck
Title: VP and Treasurer



HANCOCK ALUMINUM LLC


/s/ Daniel J. Krofcheck
------------------------------------------
Name: Daniel J. Krofcheck
Title: VP and Treasurer